UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


                Date of earliest event reported: October 14, 2004


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


         Nevada                          0-50643                  86-0933274
(State or Other Jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


    4909 E. McDowell, Suite 104
         Phoenix, Arizona                                        85008-4293
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772
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ITEM 8.01. OTHER EVENTS

     On October 14, 2004, Global Entertainment Corporation ("GEC") issued a news release announcing earnings for the first quarter fiscal 2005, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit No.                            Description
  -----------                            -----------

     99.1 Press release of Global Entertainment Corporation dated October 14, 2004.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          GLOBAL ENTERTAINMENT CORPORATION


Date: October 14, 2004                    /s/  Richard Kozuback
                                          --------------------------------------
                                          Richard Kozuback
                                          President and
                                          Chief Executive Officer

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
                                  EXHIBIT INDEX


  Exhibit No.                            Description
  -----------                            -----------

     99.1 Press release of Global Entertainment Corporation dated October 14, 2004.